UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 13, 2006

Jacuzzi Brands, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14557	22-3568449
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

777 S. Flagler Drive, Phillips Point West Tower - 1100, West Palm Beach, Florida		33401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561.514.3838

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The employment of Marie S. Dreher, Senior Vice President, Corporate Development and Strategy ("Executive") was terminated without cause effective December 15, 2006, in accordance with Sections 8(c) and (d) of Executive's Employment Agreement dated August 15, 2005 which is included as Exhibit 10.1 to this report and incorporated by reference herein. Executive's employment agreement required, among other things, certain payments to Executive upon her separation from the Company, including a severance payment of one year's base salary, as further set forth in a letter agreement with Executive dated December 13, 2006. The terms of the letter agreement are included as Exhibit 10.2 to this report and incorporated by reference herein. The letter agreement provided for the receipt of an executed release from Executive. We received the executed release on December 15, 2006.

The Company and the Executive were also parties to a Change-in-Control Agreement dated August 15, 2005, which is filed herewith as Exhibit 10.3. On December 13, 2006, the Company and Executive entered into an Amendment to Change-In-Control Agreement, which is filed herewith as Exhibit 10.4. The Change-In-Control Agreement, as amended, provides for certain additional payments in the event a specified change in control transaction occurs within specified periods before or after her termination.

Item 1.02 Termination of a Material Definitive Agreement.

The disclosure set forth in Item 1.01 above is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On December 13, 2006, Marie S. Dreher resigned as Senior Vice President, Corporate Development and Strategy, effective December 15, 2006.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Employment Agreement between registrant and Marie S. Dreher, dated August 15, 2005

10.2 Letter Agreement between registrant and Marie S. Dreher, dated December 13, 2006

10.3 Change-In-Control Agreement between registrant and Marie S. Dreher, dated August 15, 2005

10.4 Amendment to Change-In-Control Agreement between registrant and Marie S. Dreher, dated December 13, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jacuzzi Brands, Inc.

December 19, 2006	By:	Steven C. Barre

Name: Steven C. Barre
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between registrant and Marie S. Dreher, dated August 15, 2005
10.2	Letter Agreement between registrant and Marie S. Dreher, dated December 13, 2006
10.3	Change-In-Control Agreement between registrant and Marie S. Dreher, dated August 15, 2005
10.4	Amendment to Change-In-Control Agreement between registrant and Marie S. Dreher, dated December 13, 2006